SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

Wound Management Technologies, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-11808	59-2219994
(State or other jurisdiction incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 3100, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 817-820-7080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On June 21, 2013, Wound Care Innovations, LLC, a wholly owned subsidiary of Wound Management Technologies, Inc. (the “Company”),  entered into a Manufacturer Exclusive Distributor Agreement (the “Agreement”) with Academy Medical, LLC (“Academy”). Under the Agreement, Academy is being appointed as the exclusive distributor for certain products in the CellerateRX line to military hospitals, VA hospitals, and certain other facilities operated by the U.S. Departments of Defense and Veterans Affairs. In order to guarantee continuation of the Agreement beyond the first year of the initial five-year term, Academy is obligated to reach certain purchase milestones.

Item 9.01    Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
10.1	Manufacturer Exclusive Distributor Agreement dated June 21, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOUND MANAGEMENT TECHNOLOGIES, INC.

Date: July 8, 2013	By:	/s/ Robert Lutz, Jr.
Robert Lutz, Jr., Chief Executive Officer

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